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                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER is made as of the 28th day of February, 2001, by and among WIRELESS XCESSORIES GROUP, INC., a Delaware corporation ("Survivor"), and ACCESSORY SOLUTIONS.COM, INC., a Delaware corporation ("Accessory Solutions"), ADVANCED FOX ANTENNA, INC., a Delaware corporation ("Advanced Fox"), and CLIFFCO OF TAMPA BAY, INC., a Florida corporation ("Cliffco"), (collectively, the "Merging Entities") (Survivor and the Merging Entities are referred to individually as a "Constituent Entity" and collectively as the "Constituent Entities").

                              W I T N E S S E T H :

     WHEREAS, the Constituent Entities desire to cause the Merging Entities to combine and merge with and into Survivor so that, after the merger is effected, the only remaining entity will be Survivor;

     WHEREAS, the board of directors of Survivor and the boards of directors of each of the Merging Entities has deemed it desirable and in the best interests of the Constituent Entities to merge the Merging Entities with and into Survivor in the manner set forth herein;



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           WHEREAS, Survivor owns all of the issued and outstanding capital stock of each of the Merging Entities; and

           WHEREAS, it is the intention that each merger of a Merging
Entity (collectively, the "Merger") shall constitute a "reorganization" under the provisions of Section 368(a)(1)(A) and 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the "Code").

            NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto, each intending to be legally bound hereby, do hereby agree as follows:

                                    ARTICLE I

     In accordance with statutory merger provisions of the Delaware General Corporation Law (the "DGCL") and the Florida Business Corporation Act (the "FBCA") and the terms and conditions herein provided, the Merging Entities shall be merged with and into Survivor, and the separate existence of each of the Merging Entities shall cease, except insofar as it may be continued by operation of law, on the Effective Date of the Merger (as hereinafter defined). Thereupon, the Merging Entities and Survivor shall become a single entity, which shall be Survivor, which shall survive the Merger and shall continue to exist under and be governed by the laws of the State of Delaware.


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                                   ARTICLE II

     On the Effective Date, the Certificate of Incorporation of Survivor shall be, and continue to be, the Certificate of Incorporation of Survivor until amended or repealed in accordance with their provisions and the provisions of applicable law.

                                   ARTICLE III

     On the Effective Date, the Bylaws of Survivor shall be, and continue to be, the Bylaws of Survivor until amended or repealed in accordance with their provisions, the provisions of the Certificate of Incorporation and the provisions of applicable law.

                                   ARTICLE IV

     The Board of Directors and the officers of Survivor immediately prior to the Effective Date of the Merger shall be and continue to be the Board of Directors and the officers of Survivor until their successors are elected and qualified, or their prior resignation, removal or death.

                                    ARTICLE V

     On the Effective Date of the Merger, each outstanding share of capital stock of the Merging Entities shall, by virtue of the Merger and without any action on the part of the holder thereof, automatically be canceled and the holders thereof shall not receive any capital stock in Survivor or cash or other securities or property in exchange therefor.


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                                   ARTICLE VI

     The Merger shall have the effects specified in the DGCL and the FBCA and, upon the effectiveness of the Merger, Survivor shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and shall be subject to all the restrictions, disabilities and duties, of each Constituent Entity; and all such rights, privileges, powers and franchises of each Constituent Entity, and all property, real, personal and mixed of each Constituent Entity, and all debts due to any Constituent Entity on whatever account, shall be vested in Survivor; and all such rights, privileges, powers, franchises, property and other interests of each Constituent Entity shall be thereafter as effectually the property of Survivor as they were of any Constituent Entity, and the title to any real estate vested by deed or otherwise in any Constituent Entity shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of any Constituent Entity shall be preserved unimpaired and all debts, liabilities and duties of any Constituent Entity shall thenceforth attach to Survivor, and may be enforced against Survivor to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

     The parties hereto agree that from time to time and as and when requested by Survivor, or by its successors or assigns, to the extent permitted by law, the directors and officers of Survivor are hereby authorized in the name of the Merging Entities or otherwise to execute and deliver all such deeds, assignments, confirmations, assurances and other instruments and to take or cause to be taken all such further action as Survivor may deem necessary or desirable in order to vest, perfect, confirm in or assure Survivor title to and possession of all of said property, rights, privileges, powers and franchises and otherwise to carry out the intent and purpose of this Agreement.

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                                   ARTICLE VII

     The assets and liabilities of the Merging Entities shall be recorded upon the books of Survivor at the amounts at which they are carried on the books of the Merging Entities immediately prior to the Effective Date of the Merger.

                                  ARTICLE VIII

     A Certificate of Merger shall be executed on behalf of the Constituent Entities, and such Certificate of Merger shall be filed with the Secretary of State of the State of Delaware. Articles of Merger shall be executed on behalf of the Constituent Entities and such Articles of Merger shall be filed with the Department of State of the State of Florida.

                                   ARTICLE IX

     For the convenience of the parties hereto and to facilitate any filing and recording of this Agreement, any number of counterparts hereof may be executed, each of which shall be deemed to be an original of this Agreement but all of which together shall constitute one and the same instrument.







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                                    ARTICLE X

     Shareholders of Cliffco who, except for the applicability of Section
607.1104 of the FBCA providing for the merger of a parent and one or more subsidiaries without shareholder approval, would be entitled to vote and who dissent from the merger pursuant to Section 607.1320 of the FBCA, may be entitled, if they comply with the provisions of the FBCA regarding the rights of dissenting shareholder, to be paid the fair value of their shares.

     Survivor hereby appoints the Secretary of State of the State of Florida and his successors in office as its agents for service of process in a proceeding to enforce any obligation or the rights of dissenting shareholders of Cliffco and Survivor will promptly pay to the dissenting shareholders of Cliffco the amount, if any, to which they are entitled under Section 607.1302 of the FBCA.

                                   ARTICLE XI

     Survivor shall assume and pay all expenses in connection with the Merger not already paid as of the Effective Date of the Merger.

                                  ARTICLE XIII

     This Agreement and Plan of Merger may be terminated and abandoned by the mutual consent of the respective directors of the Merging Entities and the directors and officers of the Survivor, at any time before the Effective Date of the Merger, whether before or after approval of this Agreement by stockholders of the Merging Entities, if such approval is required.

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                                   ARTICLE XIV

     The parties hereto, by the mutual consent of the respective boards of directors may amend, modify or supplement this Agreement in such manner as may be agreed upon by them in writing at any time before the Effective Date of the Merger, except that no such amendment, modification or supplement not adopted and approved by the stockholders of a Constituent Entity for which such shareholder approval was required shall effect a change of the type described in
Section 251(d) of the DGCL or Section 607.1103 of the FBCA.

                                   ARTICLE XV

     The Effective Date of the Merger shall be February 28, 2001 for accounting purposes.

                                   ARTICLE XVI

     The directors and officers of Survivor shall be authorized, at such time in their sole discretion as they deem appropriate, to execute, acknowledge, verify, deliver, file and record, for and in the name of Survivor and the stockholders of the Merging Entities any and all documents and instruments, and shall do and perform any and all acts required by applicable law which the directors of Survivor deem necessary or advisable, in order to effectuate the Merger.


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     IN WITNESS WHEREOF, each of the parties hereto, pursuant to authority duly granted by its respective board of directors and stockholders has caused this Agreement and Plan of Merger to be executed by its duly authorized officers, all as of the day and year first above written.

                          WIRELESS XCESSORIES GROUP, INC., a
                          Delaware corporation


                          By: /s/ Ronald Badke
                              -------------------------------------------------
                              Name: Ronald Badke
                              Title: Chief Financial Officer and Secretary


                          ACCESSORY SOLUTIONS.COM, INC, a
                          Delaware Corporation


                          By: /s/ Ronald Badke
                              -------------------------------------------------
                              Name: Ronald Badke
                              Title: Chief Financial Officer and Secretary


                          ADVANCED FOX ANTENNA, INC.,
                            a Delaware corporation


                          By: /s/ Ronald Badke
                              -------------------------------------------------
                              Name: Ronald Badke
                              Title: Chief Financial Officer and Secretary


                          CLIFFCO OF TAMPA BAY, INC.,
                            a Florida Corporation

                          By: /s/ Ronald Badke
                              -------------------------------------------------
                              Name: Ronald Badke
                              Title:   Chief Financial Officer and Secretary

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